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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 20, 2003
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                      001-16179              72-1409562
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


     On March 20, 2003, the Company issued a press release regarding the preliminary results of a lease auction by the U.S. Department of the Interior, Minerals Management Service (the "MMS") where the Company was the high bidder for six lease blocks, a copy of which is filed as exhibit 99.1 hereto and incorporated herein by reference. The Company cannot provide assurance that the MMS will accept the Company's high bids and award the lease blocks to the Company.

     On March 20, 2003, the Company and certain of its stockholders entered into an Amended and Restated Stockholder Agreement (the "Stockholder Agreement"), effective as of March 17, 2003. The Stockholder Agreement, among other things, reduces the number of directors that Evercore Capital Partners, L.P. and certain of its affiliates can nominate from four to two persons. Also on March 20, 2003, the Company's Board of Directors amended and restated the By-laws of the Company. Copies of the By-laws and the Stockholder Agreement are filed as exhibits 3.1 and 4.1, respectively.

     On March 25, 2003, the Company issued a press release regarding the increase of the size of the Board of Directors to ten and the appointment of Mr. Jerry D. Carlisle to the Board. A copy of that press release is filed as exhibit
99.2 hereto and incorporated herein by reference.

     On April 1, 2003, the Company issued a press release regarding recent exploration results. The Company also provided an update on its guidance for the first quarter of 2003. A copy of that press release is attached as exhibit 99.3 hereto and incorporated herein by reference.


Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

         Exhibit No.       Description
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          3.1  Amended and Restated By-laws of Energy Partners, Ltd., dated as of March 20, 2003.

          4.1 Amended and Restated Stockholder Agreement, dated as of March 17, 2003.

          99.1 Press Release, dated March 20, 2003.

          99.2 Press Release, dated March 25, 2003.

          99.3 Press Release, dated April 1, 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 2, 2003


                                  ENERGY PARTNERS, LTD.


                                  By:  /s/ Suzanne V. Baer
                                       --------------------------------------
                                       Name:   Suzanne V. Baer
                                       Title:  Executive Vice President